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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   SEPTEMBER 14, 2000
                                                    ----------------------------

                            HUDSON HOTELS CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         NEW YORK                       33-26780-NY              16-1312167
--------------------------------- ------------------------- --------------------
(State or Other Jurisdiction          (Commission File         (IRS Employer
     of Incorporation)                     Number)           Identification No.)

  300 BAUSCH & LOMB PLACE, ROCHESTER, NEW YORK                      14604
----------------------------------------------------     -----------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:       (716)-454-3400
                                                          ----------------------

--------------------------------------------------------------------------------
       (Former Name or Founder Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On September 14, 2000, at its annual meeting of shareholders, the Company's shareholders approved an amendment to the certificate of incorporation of the Company to effect a one-for-three reverse split of the Company's outstanding common stock, par value $.001. The reverse split had been previously approved by the Company's Board of Directors, and recommended to the shareholders for approval. The intent of the reverse split is to increase the per share trading price of the Company's common stock.

         Following the approval by the shareholders, the Company immediately filed the amendment to its certificate of incorporation, and the reverse split became effective as of the opening of business on September 18, 2000. As a result of the reverse split, the 8,188,569 shares outstanding prior to the split were changed into 2,729,523 shares. The Company anticipates that certain additional shares will be issued in effecting the split, as it has agreed to round any fractional shares up to the next whole share. The new CUSIP number for the shares is 443794 20 1.

         Shareholders of record will receive a communication from the Company, including a transmittal letter for submission of their currently outstanding certificates for cancellation and issuance of new certificates reflecting the reverse split.

ITEM 7.  EXHIBITS

         3.6. Amendment to Certificate of Incorporation effecting a one-for-three reverse split.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HUDSON HOTELS CORPORATION
                              --------------------------------------------------
                                                   (Registrant)

Date:  SEPTEMBER 15, 2000                       /s/ Ralph L. Peek
                              --------------------------------------------------
                                          Ralph L. Peek, Vice President



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                                   EXHIBIT 3.6

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            HUDSON HOTELS CORPORATION

                Under Section 805 of the Business Corporation Law

         The undersigned, being the Vice President and Secretary of Hudson Hotels Corporation, do hereby certify as follows:


         1. The name of the Corporation is Hudson Hotels Corporation. The name under which the Corporation was formed was Microtel Distribution & Franchising Corp.

         2. The Certificate of Incorporation was filed by the Department of State on June 5, 1987.

         3. The Certificate of Incorporation is hereby amended to add paragraph 3.2 as follows:

         3.2      REVERSE STOCK SPLIT.

         3.2.1 On the Split Effective Date (as defined below), the Corporation shall effect a one-for-three reverse stock split pursuant to which every three shares of the Corporation's Common Stock issued and outstanding or held in treasury will be automatically converted into one new share of Common Stock (the "Reverse Stock Split").

         3.2.2 The Reverse Stock Split shall be effective as of the close of business on such date that the Amendment is filed with the New York Department of State, as determined by the Corporation's Board of Directors (the "Split Effective Date").

         3.2.3 The Corporation shall not issue fractional shares to the shareholders entitled to a fractional interest in a share of Common Stock issued pursuant to the Reverse Stock Split but shall round each fractional share up to the next whole number of shares.

         3.2.4 On the Split Effective Date, each certificate representing existing shares of Common Stock will automatically be deemed for all purposes to evidence ownership of the appropriate reduced number of new shares of Common Stock without any action by the shareholder thereof. As soon as practicable after the Split Effective Date, the Corporation or its agent shall notify the shareholders and request the surrender of their certificates for their existing shares with instructions as to how to receive new certificates and/or payment for their fractional new share interest.

         3.2.5 The shares of Common Stock issued pursuant to the Reverse Stock Split shall be identical to the shares of Common Stock they are exchanged for.

         3.2.6 In accordance with the foregoing, the 8,188,569 issued shares of common stock, par value $.001, currently outstanding shall be changed into 2,729,523 issued shares of


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                  common stock, par value $.001, the terms of the change being each three shares of stock outstanding shall be changed into one outstanding share. The 11,811,431 shares of common stock, par value $.001, currently authorized but unissued shall not be changed. There shall be no change in the number, nor the rights, preferences, and privileges, of the preferred shares (except that the conversion rate for currently outstanding preferred shares shall be adjusted as provided in the Certificate of Incorporation). Paragraph 3 is amended to read as follows:

                           "3. The aggregate number of shares which the corporation shall have the authority to issue is 24,540,954 shares of stock, to consist of 14,540,954 shares of common stock, with a par value of $.001 per share and 10,000,000 shares of preferred stock, with a par value of $.001 per share. The preferred stock may be issued in series, and each series shall be so designated by the Board of Directors to distinguish them from shares of all other series. Authority is expressly granted to the Board of Directors at any time and from time to time before the issuance of any preferred shares of a particular series to fix, subject to the provisions herein set forth, the designation of such series, the number of preferred shares to comprise such series, the dividend rate per annum, the liquidation preference, the redemption price, if any, the terms and conditions of the redemption, the terms and conditions on which the shares are convertible, if they are convertible, and any other rights, privileges, and limitations pertaining to such series."

         4. The Certificate of Amendment was authorized by a vote of the Board of Directors followed by vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

         IN WITNESS WHEREOF, this Certificate has been subscribed this __ day of September, 2000 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

                                      --------------------------------
                                       Ralph L. Peek, Vice President


                                      --------------------------------
                                       Alan S. Lockwood, Secretary